AMENDMENT NO. 1

TO

TRANSITION SERVICES AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of October 24, 2007, to the Transition Services Agreement (the “Agreement”) among MPC-PRO, LLC, a Delaware limited liability company and GATEWAY, INC., a Delaware corporation.

WHEREAS, the parties to the Agreement desire to amend the Agreement as set forth in this Amendment; and

ACCORDINGLY, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment and the Agreement, as applicable, and for other good and valuable consideration (the receipt and sufficiency are hereby acknowledged and intending to be legally bound hereby), the parties hereto hereby agree as follows:

1.          Section 2(a) of the Agreement is hereby amended and restated in its entirety as follows:

In consideration for the Services to be provided by Seller hereunder, Buyer shall pay to Seller a total fee of $6,500,000, payable as follows: (i) one payment of $723,530 due on the second Friday after the Closing Date, (ii) one payment of $805,880 due on the fourth Friday after the Closing Date, (iii) six bi-weekly installments of $764,705 due on the sixth, eighth, tenth, twelfth, fourteenth and sixteenth Friday after the Closing Date and (iv) one payment of $382,360 due on the seventeenth Friday after the Closing Date.

2.          Section 2(b) of the Agreement is hereby amended and restated in its entirety as follows:

If any Extended Services are provided by Seller pursuant to Section 3(a), Buyer shall pay to Seller $626,592 for each week or part thereof that Seller performs such Extended Services, payable on the Friday of every week during which such Extended Services are being performed.

3.          The Schedules to the Transition Services are hereby amended and restated in their entirety as set forth in Attachment A to this Amendment.

4.          This Amendment shall constitute an amendment of the Agreement pursuant to Section 15 thereof. Except as expressly set forth in this Amendment, the Agreement is and shall continue to be in full force and effect and, as so amended hereby, is hereby ratified and confirmed in all respects.

5.          This Amendment shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(MP) 08481/006/TSA/TSA.amend1.doc

6.                 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows]

(MP) 08481/006/TSA/TSA.amend1.doc

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

MPC-PRO, LLC
By:	/s/ Jeffrey E. Fillmore
	Name:	Jeffrey E. Fillmore
	Title:	COO

GATEWAY, INC.
By:	/s/ John Goldsberry
	Name:	John Goldsberry
	Title:	SVP & CFO

[Signature Page to Amendment No. 1 to Transition Services Agreement]

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Transition Governance
Greg Salley	Transition Governance

•      Gateway will maintain a single point of contact with authority to manage all Gateway resources in the performance of transition services.

•      Gateway will maintain project leads within each functional area to monitor and manage progress against the transition project plan

•      Gateway will maintain an issue escalation and resolution process through senior management to manage disputes and issues according to the terms of the Purchase Agreement.

17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Operations
Kyle Price	New Product Introduction (NPI)

•      Validate MRD complete

•      Manage POR development and release

•      Identify EOL products and develop EOL management plan

•      Facilitate design readiness review

•      Conduct Develop Phase Review

•      Assure all Readiness reviews complete (material, manufacturing, service, etc...)

•      Conduct MP/Launch Phase Review

4 weeks (30 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Troy Pliska	Supply Planning

•      Oversee/monitor PRO new product and feature launch “assumptions” and changes to existing offering/promos to ensure material feasibility

•      Interface and collaborate with PRO forecasting team to provide intelligence driving the forecast

•      Develop PRO MPS/supply plan and pass to ODMs/GCC

•      Manage Clear to Build (CTB) and daily shortage allocation and procurement escalation

•      Support ODM prioritization and allocation

•      Services Includes PRO: DT, NB, SVR, MON, and ACCY

6 weeks (42 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Troy Pliska	Configuration/Product Data Management

•      PRO Part creation, setup, maintenance

•      PRO AML creation, setup, maintenance

•      PRO Sales BOM creation, setup, maintenance

•      PRO Configuration rules setup and maintenance

•      GCC Mfg BOM creation, setup, and maintenance

•      Web Config “technical merchandizing” – presentation/organization of core system and options

•      “What’s Changing” document creation and management to feed the web and downstream process

•      Config Sheet development and maintenance for PRO contract compliance

•      PRO product technical spec creation and management

•      Includes system setup for Agile, JDE, GPS (OC 1.5, 2.0, 2.4), GCC QSAP

17 weeks (120 days)
Kyle Price	Quality	• Filed escalation support • Manufacturing issue support • Product HOLD and Deviation management • Manufacturing improvement support • Vendor 8D management	10 weeks (70 days) 17 weeks (120 days) for data flow process

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Randy Johnson	Trading Company ROHS compliance

•      Initiate RFI for new components

•      Validate conformance to ROHS standards

•      Request material composition and test reports for conformance

•      Submit composition, test and certification reports to configuration management

10 weeks (70 days)
Randy Johnson	Co-marketing, supplier funding, tracking and collection	• Tracking of units purchased by commodity • Coordinate rebate amounts through Finance • Follow up Billing/Collection	17 weeks (120 days)
Randy Johnson	Finished goods procurement – monitors, monitor build planning and ODM management.

•      Forecasting of monitor requirements for CTO demand

•      Monitor IML inventory & reconcile against forecasted demand

•      Forecast material requirements in support of monitors

•      PO’s to support CTO build requirements

17 weeks (120 days)
Randy Johnson	Pro Accessory procurement for IML and EDI accessories	• Forecasting of accessory requirements • Monitor IML inventory against forecasted demand • Release PO’s to support accessories • Manage supplier expedites	17 weeks (120 days)
Troy Pliska	Supply Planning	• Extended lead time management for PRO delivery date promising tool (JDE & OC) • Service includes PRO: DT, NB, SVR, MON, and ACCY	17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Randy Johnson	Trading Company

•      Evaluate CTO requirements MPS

•      Forecast consolidated requirements to suppliers

•      Monitor CTB for supply issues & reconcile against latest MPS

•      Release purchase orders for CTO buy/sell components

•      PO delivery & close out

•      Monitor COA inventory & aging

•      Maintain COA Pos to support build requirements

17 weeks (120 days)
Randy Johnson	E and O Trading company

•      Update E&O report with current market value

•      ODM interface, collection, assembly of parts liability files across CTO ODMs

•      E&O reserve database management

•      Quantity risk assessment

•      Market recovery % assessment

•      Reserve setting

•      E&O disposition management & execution

•      E&O PO/SO liquidation and management

•      E&O disposition on-site physical count, PN verification, condition inspection, scrap verification

17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Troy Pliska	E&O ODM Owned

•      ODM interface, collection, and assembly of part liability files across all CTO ODMs

•      E&O reserve database management

•      Quantity “risk” assessment

•      Market recovery % assessment

•      Reserve setting

•      E&O disposition management and execution

•      E&O PO/SO liquidation creation and management

•      Includes both ODM owned-GTW liable and GTW owned at IML inventory liabilities

•      E&O disposition on-site physical count, PN verification, condition inspection, scrap verification

17 weeks (120 days)
Kyle Price	Product Qualification

•      Component Qualification (MB, Opticals, HDD, Chassis, PS, Video, add-on, etc...)

•      System Qualification

•      Pilot Golden Sample review

•      Bug list management

•      MP release support

•      Sub part quality support

17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Kyle Price	Develop Operations	• Process DCR, sign-off in Agile, route • Implement DCR • Create & submit CCO for part & BOM creation • Create & submit AML for parts & BOM • Move to production	6 weeks (42 days)
Troy Pliska	Quote management, cost set-up, PO audit

•      Interface and development of A part cost roadmap to suppliers

•      PRO system/feature ODM quote development (GCC) and review/audit (ODM)

•      PRO system/feature cost setup and control

•      PRO price / invoice (PPV) variance tracking and analysis

•      PRO 856/810 EDI workbench monitoring and resolution

17 weeks (120 days)
Troy Pliska	Pro CTO ODM management	• Monthly RFQ with Quanta & Arima • Evaluate BOM quotes against VE costs • Evaluate monthly layering • Authorize layering	17 weeks (120 days)
Dave Schroeder	Inventory Management	• Inventory systems support • BAX management	17 weeks (120 days)
Dave Schroeder	Traffic & Logistics	• Support GCC & ODM relationship through partial transition period	17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Dave Schroeder	Traffic & Logistics	• Production Support- Testing from Order Entry to Varsity through EDI to external parties • Item Weight Maintenance	17 weeks (120 days)
Kyle Price	Quality Database	Use of Qpulse	17 weeks (120 days)
Gary Elasser / Phil Osako	Software Licenses

Assistance for securing appropriate licenses to applications required for the continuing function of the GCC for which MPC has no current licensing agreement, including but not limited to:

a) SAP (26 weeks)

b) Agile

c) Softthinks

d) PC Doctor

e) Eurosoft

f) Ghost

4 weeks (30 days), unless otherwise noted in scope of service

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Information Technology Services			17 weeks (120 days)

Responsible parties: Ger Purcell; Timm Hoffman; Hani Yassin

Information Technology services will only include break/fix, application support and maintenance and data extracts will be performed on a commercially reasonable effort basis.

•	This agreement will exclude all enhancements or new project efforts on behalf of Mozart
•	Table below outline help desk severity levels and response times:

After Transition period begins; Gateway will set up Help Desk Services to provide Mozart with issue management, coordination, and resolution.  Gateway will provide appropriate personnel for a Help Desk that provides Mozart 24-hour centralized technical assistance seven days a week.

Help Desk Service Levels are as follows:

Severity Levels

One

The outage terminates the operations of any installation and any workstations comprised therein or the outage corrupts any database used in conjunction with the Software or major function of normal operation and use of the Software has become unusable and there is no workaround available.

Two	A major function in normal operation and use of the Software has become unstable and there is an awkward work-around or any other function has become unworkable and there is no known work-around
Three	A major function has become unworkable and there is an effective workaround
Four	No functional impact on software

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

a)	The Gateway Help Desk will log all calls taken, be responsible for problem resolution and call escalation reporting.

b)         The Gateway Help Desk will monitor un-escalated/unresolved calls and communicate to Gateway immediately.  Status information on all calls will be maintained by and can be obtained from the Gateway Help Desk.

c)         The Gateway Help Desk will initiate escalation of unresolved calls to the appropriate responsibility level as designated by Gateway for resolution.

Time to Start and Target to Fix Times for each Severity Levels

One

Time to Respond: 15 minutes

Time to Start: 0 to 2 hours

Target to Fix: 6 hours

First update will be provided within 1 hour of initial call

Further updates will be made every 2 hours

Resolutions will be documented and provided back within 24 hours of resolution

Two

Time to Respond: 15 minutes

Time to Start: 0 to 4 hours

Target to Fix: Less 24 hours

First update will be provided within 1 hour of initial call

Further updates will be made every 2 hours

Resolutions will be documented and provided back within 24 hours of resolution

Three

Time to Respond: 15 minutes

Time to Start: Less than two days

Target to Fix: Less than seven days

First update will be provided within 1 hour of initial call

Further updates will be made every 4 hours

Resolutions will be documented and provided back within 24 hours of resolution

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Four	Time to Start: Next Update/Patch Target to Fix: Next Update/Patch

a)	Mozart will provide appropriate security rules for validating user access to Help Desk Services.

b)         Mozart will provide to Gateway appropriate access to any data reasonably necessary to assist in the security validation process.

c)	Mozart will provide escalation points and contacts at Gateway for the Help Desk.

Gateway will provide application access to those resources transitioned as of the effective date of the Purchase Agreement. Additional requests for access must be approved by a central point of contact within Mozart and are subject to approval by the Gateway business application owner and IT security management.

There will be a scheduled maintenance window for applications and servers of approximately four hours per month. Generally, one week’s notice will be provided. However, Gateway reserves the right to perform maintenance as required to ensure proper function of the systems.

Gateway will continue to provide the current level of disaster recovery support to all in-scope applications.

Gateway will create data extracts to support the transition of services. Requests for data must be submitted by a central point of contact within Mozart and is subject to the approval of the appropriate Gateway business owner.

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Web	Gateway Select
Bart Brown Gregg Goodman	New Account Setup	Manage the setup and deployment of new Gateway Select sites based on requests from the Sales Team	0 weeks
Bart Brown Gregg Goodman	Issue Resolution	Manage and work with IT/Marketing Ops on Gateway Select issues identified by the Sales Team	17 weeks (120 days)
Bart Brown Gregg Goodman	Gateway Select Admin Training	Provide 5 day intensive training to Mozart on Gateway Select administration	1 weeks (7 days)
Bart Brown Gregg Goodman	Gateway Select Rep Training	Provide monthly training classes on Gateway Select to Sales Team	0 weeks
Bart Brown Gregg Goodman	Gateway Select Roadmap	Provide Mozart with Gateway Select Roadmap documentation. Conduct a 2 day Roadmap review with Mozart team	0 weeks
eMarketplace
Bart Brown Gregg Goodman	New Account Setup	Manage the setup and deployment of new eMarketplace sites based on requests from the Sales Team	0 weeks
Bart Brown Gregg Goodman	Issue Resolution	Manage and work with IT/Marketing Ops on eMarketplace issues identified by the Sales Team	17 weeks (120 days)
Greg Goodman	ISM	Transition ISM & provide Docs.	1 weeks, (7 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Web	Gateway .com
Bart Brown Gregg Goodman	New Product Introductions	Support the launch of new products for Professional Direct (Government, Education, Medium/Large Businesses) on Gateway.com through Gateway’s existing NPI process.	0 weeks
Bart Brown Gregg Goodman	Microsite development	Support the launch of product/services microsites on Gateway.com.	0 weeks
Bart Brown Gregg Goodman	Promotions	Manage the on-going merchandizing (coupons, banner ads within Gateway.com) for Small Business	0 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Financial Services
Neal West	New customer Set up	This Service will be done Mozart resources effective Day 1	None
Neal West	Customer Record Maintenance	This Service will be done Mozart resources effective Day 1	None
Neal West	Customer Credits Maintenance	This Service will be done Mozart resources effective Day 1	None
Neal West	Sales order holds management	This Service will be done Mozart resources effective Day 1	None
Neal West	Customer invoice services	This Service will be done Mozart resources effective Day 1 Gateway will provide Invoice data Output file to Mozart for their processing, printing and distribution. See Assumptions!	None
Neal West	Invoice to Mozart for products shipped and other Bill through items	Bill will be accumulated and produced to Mozart products sold to Mozart and service provided to Mozart as a bill through process	17 weeks (120 Days)
Neal West	Accounts receivable services (Trade sales)	Gateway resources moving to Mozart will be responsible for this task.	None

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Neal West	Accounts receivable services (Buy /Sell) and Mfg goods	Adjustments required for Buy/sell and Manufactured goods activity	17 weeks (120 Days)
Neal West	Accounts receivable services Collections	Gateway resources moving to Mozart will be responsible for this task. (See SOX security assumption)	None
Neal West	New Inventory Vendor Set Up

Mozart transition resources will provide this function .This is anticipated to have very limited activity because inventory tracking and management will be the only Mozart vendor activity to continue on JDE. (See SOX Security assumption)

None
Neal West	Non Inventory new vendor set up or vendor records Maint.	Not anticipated to be processed on JDE.	None
Neal West	Inventory Vendor Maint.

Mozart transition resources will provide this function .This is anticipated to have very limited activity because inventory tracking and management will be the only Mozart vendor activity to continue on JDE. (See SOX Security assumption)

None

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Neal West	Service Inventory Accounts payable Invoice logging/vouchering

It is anticipated that other than service parts inventory there should be no need to process invoices for Mozart on JDE. Invoices for Inventory will be processed on JDE as they match to related receipts, this will be done via employees moving to Mozart staff on Day1.

None
Neal West	Non-inventory Accounts payable Invoice logging/vouchering

It is anticipated that other than service parts inventory there should be no need to process invoices for Mozart on JDE. All invoice that are Mozart’s responsibility that are not for service inventory are to be forward to resources that will voucher these bills their existing ERP or payment processing system.

None
Neal West	Accounts payable Payment processing

Gateway will process invoices for ODM purchases. Buy/sell products, Freight and other services. As such gated will process payments and route disputed pricing to the appropriate resources to resolution. Limited to ACH or Wires.

17 weeks (120 Days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Neal West	Commission tracking data extract and delivery service

Gateway will provide to Mozart data that is currently extracted from sale activity to calculate Sales commissions. It is assumed that all employees will stay in the same groupings that currently exist that support the current Commission Calculation.

17 weeks (120 Days)
Neal West	Contract compliance reporting	This is assumed to a transitions service from Gateway utilizing Gateway resources while the sales are processed on JDE.	17 weeks (120 Days)
Neal West	Accounting to royalties	This will move to Mozart along with the resources assigned to this function after the GCC inventory is moved. Estimated time is 4 weeks after Day 1.	4 weeks (30 days)
Neal West	Inventory accounting services

Gateway will be responsible for establishing, maintaining and monitoring inventory including physical inventory, inventory reconciliation and adherence to SOX controls during the transitions period. For inventory accounted for on the JDE inventory system.

17 weeks (120Days)
Neal West	Inventory Costing services

Gateway will be responsible for establishing and maintaining standard cost for all parts process on JDE. For parts source solely in support of products transitioned to Mozart these cost will be provided by Mozart. For common parts Gateway will use the current process for establishing Standard cost. See Assumption about Cost differences.

17 weeks (120 Days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Neal West	Inventory finance product data management service

Gateway will be responsible for establishing and maintaining Product data management information related to proper accounting to products being sold by or supported by Mozart (includes Finance agile approval and set up).

17 weeks (120 Days)
Neal West	Sales and use tax services	Mozart will file and report Sales tax associated all orders fulfilled on Mozart behalf	17 weeks (120 Days)
Neal West	Credit card transaction support

Assuming Gateway can process payment from credit card companies for companies other than Gateway related companies, Gateway will act as a Collection agent on this revenue associated with both Gateway and Mozart orders. The following day any collection of credit card payment made to Gateway on behalf of Mozart will be transfer via a wire payment to Mozart’s bank account.

17 weeks (120 days)
Neal West	Lockbox services

Since the order are to be processed under the existing Gateway company the Collection of funds related to these orders will be made by Mozart resources and on a daily basis ( the previous day’s applications of cash to Mozart order (order fulfilled after Day 0) will be process over to Mozart

17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Neal West	Vendor returns services

New and

Used - where possible Gateway will drive Mozart to serve as the Return to Vendor. However if Mozart does not have a relation ship with a given OEM Gateway we receive the Goods from Mozart and process these RTV submit the result of the RTV process to Mozart.

17 weeks (120 days)
Neal West	Service Billing reconciliation and Bill forward	Resources responsible for this function will transition to Mozart as a result this will not be a transition service from Gateway	None
Neal West	Internal audit	Mozart to provide their our resources to support any Internal or external Audit requirements	None
Neal West	Contract /Customer compliance	Mozart will be getting resources that Address these requirements and as a result Gateway will not be providing this as a Transition Service	None
Neal West	Office service	Gateway assumes that resources on the ground on Day 1 will continue to utilize Gateway office services for the period of time identified here.	17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Neal West	Data Retention (Day 1 and Forward)	Gateway assumes that resources on the ground on Day 1 will utilize Gateway data retention resources for the period of time identified here.	17 weeks (120 days)
Neal West	Data Retention (History)	We will provide historical required Doc over the next several months	None
Neal West	General Ledger	Gateway will provide resources to produce monthly Financial transactions Information on a monthly basis.	17 weeks (120 Days)
Neal West	Transportation billing	Gateway will continue to receive all billing for transportation. Subsequently allocate will be based on the shipment in associated with Mozart defined in the billing detail	17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
CC & S
Ken Kearns	Warranty obligation transfer	Provide list of install base customers, service entitlements for in warranty and lifetime support obligations	2 weeks (14 days)
Ken Kearns	Buy Sell of inventory from Mozart to/from Gateway warehouse	Buy & sell services of inventory to/from Mozart warehouse during inventory planning & forecasting development, to help build inventory accuracy from first phase of inventory transfer	14 weeks (92 days)
Ken Kearns	Service Depot Customer & invoice	Manage service depot transactions during phase I until integration to separate Mozart from Gateway dispatches is complete	17 weeks (120 days)
Ken Kearns	COA management	COA management	4 weeks (30 day)
Ken Kearns	Call Routing Services (call management)	Tuvox call routing, telecom management services, TNT transfer of live calls that mis-route, serial # logic management	10 weeks (70 days)
Ken Kearns	Onsite Dispatch	Onsite dispatch service – dispatch onsite services	0 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Ken Kearns	Order Entry	Manage order exceptions that fail to integrate from Siebel to JDE, manage order kickbacks from JDE/Siebel due to order entry mistakes from tech agent	0 weeks
Ken Kearns	Service Dispatch	Manage service depot repair exception issues, out of warranty billing, WIP management	0 weeks
Ken Kearns	Manual Order flip of orders to Mozart Warehouse (for rpl fulfillment)	Manually flip orders to be filled out of Mozart Warehouse until all assets transitioned	17 weeks (120 days)
Ken Kearns	NEW Claims processing	• Reconcile claims weekly for NEW processing • Include cross training MPC team member in function	8 weeks
Ken Kearns	Invoice reconciliation	A. Vendors where Mozart establishes direct bill relationship B. Vendors where Mozart will not establish a relationship but provide service, GTW will bill through	A. 8 weeks (60 days) B. 17 weeks (120 days)
Ken Kearns	Contact forecasting	Forecasting estimated number of voice & support events to meet contract requirements with partners for staffing requirements	6 weeks (42 days)
Ken Kearns	Inventory Forecasting	Forecasting inventory requirements for warranty support	8 weeks (56 days)
Ken Kearns	Procurement of inventory	Procurement of inventory & knowledge transfer	10 weeks (70 days)
Ken Kearns	IBM Parts forecasting & Parts management	Parts forecasting for central and forward stock locations to support 2 & 4 hour	0 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Ken Kearns	Service Readiness for products in pipeline to be launched	Service planning, SBOM setup, other readiness functions	17 weeks
Ken Kearns	Training & content management	Ongoing weekly training development and management	4 weeks (30 day)
James Vick	Customer Satisfaction Surveys	Ongoing surveys conducted by 3rd party on customer satisfaction	0 weeks
James Vick	GRIT Management	Receiving exceptions processing of orders – issues where orders cant be received due to partial orders, incorrect items, system issues, etc	17 weeks
Ken Kearns	Substitution Tables	Management parts substitution for parts issues/out of stock subs	17 weeks
Ken Kearns	Gateway.com eSupport routing development	Development to route email & chats to Mozart	0 weeks
Ken Kearns	Email & chat support	Continue email & chat support via outsourcing bill back	0 weeks
Ken Kearns	Reporting & data analysis	Provide PRO reporting	17 weeks
Ken Kearns	Physical Inventory Audit/management	Physical inventory of inventory transition	8 weeks (60 days)
Ken Kearns	ERT	Provide Executive Routing Team escalation services	2 weeks (14 days)
James Vick	RTV	Provide RTV management services	4 weeks (30 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

James Vick	IML Monitor Fulfillment	Process Order Entry functions for Monitor RPL	17 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Products
Gary Elsasser Dennis Stone	Product roadmap support	Supply current product planning roadmaps and product PORs	4 weeks (30 days)
Gary Elsasser Dennis Stone	Microsoft waiver requirements (reporting, etc.)	Outline of existing S/W agreements.	2 weeks (14 days)
Gary Elsasser Dennis Stone	Software imaging knowledge transfer	Outline of S/W Imaging tools and deployment method.	17 weeks (120 days)
Gary Elsasser Dennis Stone	Software imaging support	Assist in issue resolution with respect to Image deployment.	17 weeks (120 days)
Gary Elsasser Dennis Stone	Maintain the list of products being licensed	Outline of licensed products	2 weeks (14 days)
Gary Elsasser Dennis Stone	Sustaining engineering services	Access to existing knowledge base and ongoing issue resolution	17 weeks (120 days)
Gary Elsasser Dennis Stone	Documentation	Needed documentation	17 weeks (120 days)
Gary Elsasser Dennis Stone	Display and Mobile	Engineering Knowledge transfer and continued support of the qualification process (specific to displays and mobiles)	17 weeks (120 days)
Gary Elsasser	Product Management	Ongoing Product Management	17 weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Segment Mkt.
John Costello	Forecasting	• Develop PRO ongoing demand plan (weekly basis) and pass to supply planning • Train Mozart representatives on processes and tools used in demand planning	12 weeks (90 days)
John Costello	Pricing and Configuration

•      Manage PRO new product and feature launch “assumptions” and changes to existing offerings

•      Interface with forecasting team to provide intelligence driving the forecast

•      Maintain pricing models and configuration / promotion roadmaps.

12 weeks (90 days)
John Costello	Segment Marketing	• Transition specific segment marketing initiatives and activities to Mozart’s marketing team. • Small Business • CCP • 1-to-1 Computing	2 weeks (14 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

John Costello	Analytics	• Continue driving daily / weekly mgt. reporting / metrics • Support forecasting team in big deal pipeline mgt. and forecasting • Transition BI relationships to Mozart	12 weeks (90 days)
John Costello	MDF Program Mgt.	• Ongoing MDF Program Management & Knowledge Transfer • Ongoing Sales Incentive Program Management & Knowledge Transfer	12 weeks (84 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Facilities Support Services
Garry Jaquess Lazane Smith	Facilities Build-out Project Management	Gateway will plan and manage the initial facilities build-out.	17 weeks (120 days)
Garry Jaquess Lazane Smith	Facilities access

Gateway will maintain the physical security system for the Argentina building location. Additional requests for access will be approved by on-site Mozart management and submitted to the Gateway security manager for approval and implementation.

17 weeks (120 days)
Garry Jaquess Lazane Smith	Maintenance services	Gateway will continue to provide the current level of maintenance services to the physical plant until MPC relocates to the Argentina building. At that point, MPC will handle this service directly.	12 weeks (90 days)
Garry Jaquess Lazane Smith	Custodial services	Gateway will continue to provide the current level of custodial services to the physical plant	8 weeks (60 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Garry Jaquess Lazane Smith	Initial move of transitioned employees, furniture and equipment

Gateway will move the transitioned employees to the designated locations in the Argentina facility.

For the purpose of clarity, any third party cost incurred by Gateway will be passed through to MPC. Gateway will not contract with third parties without MPC’s written consent.

17 weeks (120 days)
Garry Jaquess Lazane Smith	Employee physical moves

On an on-going basis Gateway will perform physical moves & changes for the Argentina employees’ furniture & equip until MPC has completely relocated to the Argentina building.  At that point, MPC will handle this service directly.

For the purpose of clarity, any third party cost incurred by Gateway will be passed through to MPC. Gateway will not contract with third parties without MPC’s written consent.

12 weeks (90 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Human Resource Services
Anitta Spenner Lazane Smith	HR	Requests for research, reporting, issues resolution and/or other HR Services that may be required to support MPC in a successful transition	6 weeks (42 days) Covering 2 payroll cycles
Lazane Smith / Anitta Spenner	Compensation	• Assistance calculating final Q3 commission payments • Transition calculation methodologies to MPC Comp team	6 weeks (45 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
Marketing Communications & Training
John Carson	Advertising & Media

Program training & knowledge transfer

Assumption: No Advertising & Media personnel will transfer to Mozart

We will train on all key facets of Pro demand generation:

- Variable Demand Generation (operations)

- Budgeting, Planning

- Sales/Campaign Synchronization

- ROI expectations

- Variable Demand Generation (vehicles)

- e-Mail, Direct Mail, Search, Banner, Affiliates, Print, Catalogs

- Fixed Demand Generation (not including CRM)

- Vendors (expectations & contract status)

- CRM (transition of CMDB)

- Required Resources & Processes

- Database Management (Do Not Email process, CAN/Spam)

2 weeks (14 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

John Carson	Sales Communications

Program training & knowledge transfer

Assumption: the NSC Sales Communications person (Jonathan Jansen) will become part of Mozart

We will train on the goals and process of managing all sales communications to both the inside and field sales people:

- Monthly Calendar

- Types and Content

- Schedule and approval process

0 weeks
John Carson	CRM

Program training & knowledge transfer

Assumption: No CRM personnel will transfer to Mozart

We will train on the CRM Partners and Processes

- Transition of Pro Customers from CMDB

- Required Resources (internal and 3rd party)

- Database Management (Do Not Email process, CAN/Spam)

0 weeks
John Carson	Trade Shows

Program training & knowledge transfer

Assumption: Our NSC Trade Show personnel will transfer to Mozart

The Senior Manager, Trade Shows will train on all aspects of budgeting, planning, execution, lead tracking and ROI.

0 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

John Carson	Public Relations

Program training & knowledge transfer

Assumption: No PR personnel will transfer to Mozart

We will train on all key facets of our Pro PR program:

- PC Technology Enthusiasts, business press, major newspapers, second-tier newspapers, wire services, online & columnists, TV (via tours), radio, freelancers and contributors.

1 weeks (7 days)
John Carson	Branding	Program training & knowledge transfer Assumption: No Branding personnel will transfer to Mozart No training required.	0 weeks
John Carson	Messaging

Program training & knowledge transfer

Assumption: No Messaging personnel will transfer to Mozart

We will provide training on the creation and usage of our “Whys” messaging, including product/solutions message guides, the Whys PowerPoint presentations (for NDA prior to announcements, and training), and the connection with marketing, PR and all customer and sales communications.

0 weeks
John Carson	Product Training

Program training & knowledge transfer

Assumption: our NSC Training team will take primary responsibility for Product Training (no Irvine Product Training personnel will transfer to Mozart)

We will provide training on the process and components of product training (see sales tools below). We will describe our product and solutions training processes and timing.

0 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

John Carson	3rd Party Training

Program training & knowledge transfer

Assumption: our NSC Training team will take primary responsibility for 3rd Party Training & Coordination

We will provide an overview of our coordination and management of Intel, Microsoft, Hitachi, Epson and other vendor training.

0 weeks
John Carson	Sales Tools

Program training & knowledge transfer

Assumption: our Irvine Sales Tools & Training team will not transfer to Mozart

We will provide training on all tools, starting with the Symphony Sales tool (how it’s organized, update process and schedule, etc.) and including collateral, and ROI calculators.

1 week (7 days)
John Carson	Skills & Solutions training

Tools training & knowledge transfer

Assumption: our NSC Training team will transfer to Mozart and manage this training

We will train on the Skills Training (prospect qualification, presenting skills, objection handling, negotiating, etc), and on our process of Solutions Training.

0 weeks

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

John Carson	Market readiness

Program training & knowledge transfer

Assumption: No Market Readiness personnel will transfer to Mozart

We will train on the Market Readiness process we’ve adopted to track all activities that need to occur during the product development process (master process steps, red/yellow/green spec process, tracking and reporting, engagement with development and OEM partners for all dependent components, etc.).

0 weeks
John Carson	Event Marketing	Program training & knowledge transfer We will train on the customer advisory board and EBC processes and programs.	2 weeks (14 days)
John Carson	MDF	Third Party Funding	2 weeks (14 days)

(MP) 08481/006/TSA/TSA.amend1.doc

Attachment A

Project Symphony Transition Services Schedules

All Time Periods begin at Closing Date

Organization	Function	Scope of Service	Time Period
SW&P
Randy Farwell / Steve Groetken	Software & Peripherals

Product Management

•Transition Software and Peripheral product management to MPC staff:

•Maintain current product offering, introducing only those components pertaining to our critical product launches.

12 weeks (90 days)
Randy Farwell / Jeff Hammerstrom	Services Product Management

Transition certain Services product management to MPC team:

•  Maintain current Custom & Professional Product Portfolio

•  Maintain current Warranty & Support Product Portfolio

•  Introduce only those new services offerings pertaining to critical product launches or strategic accounts

12 weeks (90 days)

Organization	Function	Scope of Service	Time Period
Procurement
Randy Farwell / Steve Groetken	3rd Party Procurement/Digital River Catalog Process

Gateway to maintain current 3rd party/Digital River catalog offering
Process to include: -product offering definition, -pricing updates -procurement of product and order fulfillment -end of life management -TAG up sell order fulfillment

12 Weeks (90 days)
Dave Schroeder	Open License Program Management	Gateway to maintain the existing MS Open License Program	17 Weeks (120 days)

(MP) 08481/006/TSA/TSA.amend1.doc